UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2022

LHC GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33989	71-0918189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 Hugh Wallis Road South, Lafayette, LA 70508
(Address of Principal Executive Offices) (Zip Code)

(337) 233-1307
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LHCG	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 8.01 Other Events.

The following disclosures supplement the disclosures contained in the definitive proxy statement on Schedule 14A (the “Proxy Statement”), dated May 17, 2022, which was filed by LHC Group, Inc. (“LHC”) with the U.S. Securities and Exchange Commission (the “SEC”) and mailed on or about May 17, 2022 to LHC stockholders of record as of the close of business on May 16, 2022 in connection with the previously announced proposed acquisition of LHC by UnitedHealth Group Incorporated (“UnitedHealth Group” and the proposed acquisition, the “Transaction”).

Following the announcement of the Transaction, as of the date of this Current Report on Form 8-K, ten lawsuits challenging the Transaction have been filed. The first lawsuit, captioned Stein v. LHC Group Inc., et al., was filed in the United States District Court for the Southern District of New York on May 3, 2022 and was voluntarily dismissed with prejudice on May 18, 2022. The second lawsuit, captioned Goodman v. LHC Group, Inc., et al., was filed in the United States District Court for the Southern District of New York on May 5, 2022. The third lawsuit, captioned Justice v. LHC Group, Inc., et al., was filed in the United States District Court for the Eastern District of New York on May 5, 2022. The fourth lawsuit, captioned Schuppert v. LHC Group, Inc., et al., was filed in the United States District Court for the Eastern District of New York on May 7, 2022. The fifth lawsuit, captioned Gamble v. LHC Group, Inc., et al., was filed in the United States District Court for the Southern District of New York on May 9, 2022. The sixth lawsuit, captioned Whitfield v. LHC Group, Inc., et al., was filed in the United States District Court for the Eastern District of Pennsylvania on May 12, 2022. The seventh lawsuit, captioned Stein v. LHC Group, Inc., et al., was filed in the United States District Court for the Eastern District of New York on May 18, 2022. The eighth lawsuit, captioned Nathan v. LHC Group, Inc., et al., was filed in the United States District Court for the Southern District of New York on May 20, 2022. The ninth lawsuit, captioned Garfield v. Myers, et al., which seeks a preliminary and permanent injunction to enjoin the shareholder vote, was filed in the 15th Judicial District Court for the Parish of Lafayette, Louisiana on May 23, 2022. The tenth lawsuit, captioned Kent v. LHC Group, Inc., et al., was filed in the United States District Court for the District of Delaware on June 1, 2022. The operative complaints filed in the pending lawsuits in federal court name LHC and LHC’s board of directors as defendants and allege, among other things, that the Proxy Statement is materially incomplete and misleading in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 and Rule 14a-9 promulgated thereunder. The case filed in Louisiana state court names LHC, LHC’s board of directors, and UnitedHealth Group and alleges breach of fiduciary duty, aiding and abetting breach of fiduciary duty, and that the Proxy Statement is materially incomplete and misleading in violation of Delaware law. LHC has also received three written demands from purported stockholders relating to the Transaction. We refer to the foregoing lawsuits and demands collectively as the “Merger Actions.” If additional similar complaints or demands are filed or made, absent new or different allegations that are material, the Company will not necessarily publicly disclose them.

LHC believes that the Merger Actions are without merit and that supplemental disclosures are not required or necessary under applicable laws. However, in order to minimize the risk that the Merger Actions delay or otherwise adversely affect the Transaction, and to minimize the costs, risks and uncertainties inherent in defending the lawsuits, and without admitting any liability or wrongdoing, LHC has decided to voluntarily supplement the Proxy Statement as described in this Current Report on Form 8-K. LHC and the other named defendants deny that they have violated any laws or breached any duties to LHC’s stockholders. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, LHC specifically denies all allegations in the Merger Actions that any additional disclosure was or is required to supplement the Proxy Statement under applicable law.

Supplemental Disclosures

The following disclosures should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent that information set forth herein differs from or updates information contained in the Proxy Statement, the information contained herein supersedes the information contained in the Proxy Statement. All page references are to pages in the Proxy Statement, and any defined terms used but not defined herein shall have the meanings set forth in the Proxy Statement.

Background of the Merger

1.	The disclosure under the heading “The Merger—Background of the Merger” is hereby amended by restating the second to last paragraph on page 31 as follows (with the modified text underlined):

On February 10, 2022, at the direction of the Board, representatives of Jefferies sent LHC’s draft non-disclosure agreement to Party A (the “Party A NDA”) to facilitate the exchange of information between the two companies, and representatives of Jefferies and Party A held a teleconference on February 11, 2022 to discuss Party A’s interest in a potential transaction with LHC. LHC and Party A later executed the Party A NDA on February 20, 2022.  The Party A NDA contained a customary standstill provision, which terminates upon the occurrence of certain events, including LHC’s entry into a definitive agreement, such as the Merger Agreement, that provides for a merger, sale or other business combination involving LHC pursuant to which at least 50% of LHC’s outstanding securities would be converted to cash or securities of another person.

Opinion of LHC’s Financial Advisors

2.

The disclosure under the heading “The Merger—Opinion of LHC’s Financial Advisors — Opinion of SVB Securities – Summary of Financial Analyses by SVB Securities — Publicly Traded Company Analysis of SVB Securities” is hereby amended by restating the table under this heading and the paragraph below such table on page 42 of the Proxy Statement as follows (with the modified text underlined):

	EV	EV/EBITDA- NCI CY2022E	EV/EBITDA-NCI CY2023E	P/E CY2022E	P/E CY2023E
Amedisys, Inc.	$5,906	21.0x	17.9x	31.1x	26.1x
Encompass Health Corporation	$10,026	9.6x	8.8x	16.5x	14.7x
Chemed Corporation	$7,384	16.7x	15.2x	24.6x	22.7x
Signify Health Inc.	$3,360	15.5x	12.3x	49.5x	33.1x
Aveanna Healthcare Holdings, Inc.	$1,682	7.4x	6.6x	9.4x	8.1x
Addus HomeCare Corp	$1,466	14.0x	12.8x	21.4x	19.3x
InnovAge Holdings Corp.	$688	13.6x	10.7x	43.6x	27.1x
Pennant Group, Inc.	$553	16.5x	12.7x	26.3x	20.2x
Mean		~~13.3x~~14.3x	~~11.3x~~12.1x	~~27.3x~~27.8x	~~20.8x~~21.4x
Median		~~14.0x~~14.7x	~~12.3x~~12.5x	~~24.6x~~25.4x	~~20.2x~~21.5x

Based on the foregoing and other considerations that SVB Securities deemed relevant in its professional judgment and expertise, on a fully diluted Shares outstanding count (using the treasury method) of 31.1 million Shares, as provided by the Company, SVB Securities applied a multiple range of: (i) 17.0x to 21.0x, derived from the Wall Street consensus estimated 2022 EBITDA of the selected publicly traded companies, to the Company’s estimated 2022 Adjusted EBITDA-NCI of $281 million derived from Wall Street consensus estimates, which resulted in an implied per Share equity value range for the Company common stock of approximately $130.25 to $166.50 per Share (rounded to the nearest $0.25); (ii) 15.5x to 18.0x, derived from the Wall Street consensus estimated 2023 EBITDA of the selected publicly traded companies, to the Company’s estimated 2023 Adjusted EBITDA-NCI of $322 million derived from Wall Street consensus estimates, which resulted in an implied per Share equity value range for the Company common stock of approximately $137.25 to $163.50 per Share (rounded to the nearest $0.25); (iii) 25.0x to 31.0x, derived from the Wall Street consensus estimated 2022 earnings of the selected publicly traded companies, to the Company’s estimated 2022 Adjusted EPS of $5.80 derived from Wall Street consensus estimates, which resulted in an implied per Share equity value range for the Company common stock of approximately $144.75 to $179.75 per Share (rounded to the nearest $0.25) and (iv) 23.0x to 26.5x, derived from the Wall Street consensus estimated 2023 earnings of the selected publicly traded companies, to the Company’s estimated 2023 Adjusted EPS of $6.67 derived from Wall Street consensus estimates, which resulted in an implied per Share equity value range for the Company common stock of approximately $153.25 to $177.00 per Share (rounded to the nearest $0.25).

3.

The disclosure under the heading “The Merger—Opinion of LHC’s Financial Advisors — Opinion of SVB Securities – Summary of Financial Analyses by SVB Securities — Selected Precedent Transaction Analysis of SVB Securities” is hereby amended by restating the table under this heading on page 42 of the Proxy Statement as follows (with the modified text underlined):

Announcement Date	Acquiror	Target	Implied EV (mm)	EV/EBITDA
April 2021	Humana Inc.	Kindred Healthcare, Inc.	$8,100	12.5x
February 2021	BrightSpring Health Services, Inc.	Abode Healthcare, Inc.	$775	15.5x
November 2020	Providence Service Corporation	Simplura Health Group	$575	11.6x
October 2020	Thomas H. Lee Partners, L.P.	Care Hospice, Inc.	$750	15.0x
October 2020	H.I.G. Capital, LLC	St. Croix Hospice, LLC	$580	15.5x
September 2020	Vistria Group, LLC and Centerbridge Partners, L.P.	Help at Home, Inc.	$1,400	12.2x
October 2019	Towerbrook Capital Partners LP and AscensionHealth, Inc.	Hospice Compassus, Inc.	$1,000	11.8x
May 2019	Advent International Corporation	AccentCare, Inc.	$875	11.9x
February 2019	Amedisys, Inc.	Compassionate Care Hospice Group, Inc.	$340	12.6x
July 2018	Kindred Healthcare, Inc.	CURO Health Services, LLC	$1,400	14.1x
April 2018	LHC Group, Inc.	Almost Family, Inc.	$1,000	15.9x
November 2014	HealthSouth Corp.	Encompass Health Corporation	$750	10.0x
October 2014	Kindred Healthcare, Inc.	Gentiva health Services Inc.	$1,820	11.1x
Mean				12.8x
Median				12.3x
4.

The disclosure under the heading “The Merger—Opinion of LHC’s Financial Advisor — Opinion of SVB Securities – Summary of Financial Analyses by SVB Securities — Discounted Cash Flow Analysis of SVB Securities” is hereby amended by restating the second paragraph under this heading on page 43 as follows (with the modified text underlined):

SVB Securities performed two discounted cash flow analyses of the Company based on estimates of after-tax unlevered free cash flows expected to be generated by the Company over the period beginning on January 1, 2022 and ending on December 31, 2026 ~~derived~~ from the Forecast as further described in the section entitled ‘‘—Certain Financial Projections’’: one assuming the Company makes no incremental acquisitions during the applicable period based on the Company’s Projections of Net Service Revenue – Organic, ~~and~~ Adjusted EBITDA – NCI – Organic and Unlevered Free Cash Flow-Organic, and one assuming the Company will continue to execute on incremental acquisitions during the applicable period based on the Company’s Projections of Net Service Revenue – M&A,~~and~~ Adjusted EBITDA – NCI – M&A and Unlevered Free Cash Flow-M&A. SVB Securities treated certain stock-based compensation as a cash expense for the purpose of calculating after-tax unlevered free cash flows. SVB Securities calculated a range of terminal values for the Company by applying an illustrative reference range of perpetuity growth rates of 2.5% to 3.5%, determined based on SVB Securities’ professional judgment, to LHC’s terminal year normalized after-tax unlevered free cash flow. Terminal year normalized after-tax unlevered free cash flow was calculated by applying a 3% growth rate (the midpoint of SVB Securities’ selected perpetuity growth rate range) to estimated total revenue for the year ended December 31, 2026 based on the Forecast and assuming annual depreciation and amortization expenses were equal to capital expenditures.  In the analysis assuming the Company moves forward with certain potential acquisitions, SVB Securities assumed that mature margin profiles were achieved by such acquisitions. These amounts were then discounted to present value as of December 31, 2021 using discount rates of 8.5% to 9.5% derived from a weighted average cost of capital calculation for the Company, which SVB Securities performed utilizing the capital asset pricing model with inputs that SVB Securities determined were relevant based on publicly available data and SVB Securities’ professional judgment, including target capital structure, levered and unlevered betas for certain companies deemed by SVB Securities to be comparable to the Company, and the equity market risk premium and the risk free rate of 2.74% using the 20-year U.S. Treasury yield as of March 25, 2022 ~~yields for U.S. treasury notes~~ (which inputs SVB Securities determined based on publicly available data and SVB Securities’ professional judgment). Assuming that fully diluted Shares outstanding (using the treasury method) equal to 31.1 million Shares, as provided by the Company ~~T~~this analysis resulted in a range of implied estimated values of (i) approximately $102.50 to $149.00 per Share (rounded to the nearest $0.25) in the case excluding acquisitions and (ii) approximately $114.75 to $176.75 per Share (rounded to the nearest $0.25) in the case taking into account certain acquisitions.

5.

The disclosure under the heading “The Merger—Opinion of LHC’s Financial Advisors — Opinion of SVB Securities – Miscellaneous” is hereby amended by restating the first paragraph under this heading on page 44 as follows (with the modified text underlined):

SVB Securities is a full-service securities firm engaged in securities trading and brokerage activities as well as investment banking and financial advisory services. In the past two years, SVB Securities has provided certain investment banking services to the Company unrelated to the Merger and has received ~~customary compensation~~$4.8 million from LHC in connection with such services. These services consisted of serving as a financial advisor to the Company in connection with its June 2021 acquisition of Heart of Hospice, LLC and its September 2021 acquisition of selected home health, hospice, and therapy assets from HCA Healthcare. In the past two years, SVB Securities has not provided investment banking services to UnitedHealth Group. In the ordinary course of business, SVB Securities and its affiliates may, in the future, provide commercial and investment banking services to the Company, UnitedHealth Group or their respective affiliates and would expect to receive customary fees for the rendering of such services. In the ordinary course of its trading and brokerage activities, SVB Securities or its affiliates have in the past and may in the future hold positions, for its own account or the accounts of its customers, in equity, debt or other securities of the Company, UnitedHealth Group or their respective affiliates. Consistent with applicable legal and regulatory requirements, SVB Securities has adopted policies and procedures to establish and maintain the independence of its research department and personnel. As a result, SVB Securities’ research analysts may hold views, make statements or investment recommendations and/or publish research reports with respect to the Company, UnitedHealth Group and the Merger and other participants in the Merger that differ from the views of SVB Securities’ investment banking personnel.

6.

The disclosure under the heading “The Merger—Opinion of LHC’s Financial Advisors — Opinion of Jefferies LLC –Financial Analyses— Discounted Cash Flow Analysis” is hereby amended by restating the third and fourth sentences of the first paragraph under this heading on page 49 as follows (with the modified text underlined):

Implied terminal values for LHC were calculated by applying to LHC’s normalized unlevered, after-tax free cash flow for the calendar year ending December 31, 2026 a selected range of perpetuity growth rates of 4.5% to 5.5%, which range was selected based on Jefferies’ professional judgment.  The present values (as of March 31, 2022) of the cash flows and terminal values were then calculated using a selected range of discount rates of 10.6% to 11.6% derived from a weighted average cost of capital calculation.

7.

The disclosure under the heading “The Merger—Opinion of LHC’s Financial Advisors — Opinion of Jefferies LLC – Certain Additional Information” is hereby amended by restating the paragraph under this heading on page 49 as follows (with the modified text underlined):

Jefferies observed certain additional information that was not considered part of Jefferies’ financial analysis with respect to its opinion but was noted for informational purposes, including the implied premiums paid or proposed to be paid in 15 selected mergers and acquisition transactions, with transaction values of approximately $2 billion to $10 billion, in the healthcare providers and services and healthcare equipment and supplies industries; applying a selected range of implied premiums of approximately 16.5% to 33.6% (reflecting the overall 25th and 75th percentile implied premiums derived from such transactions based on the closing stock prices of the target companies involved in such transactions one trading day prior to public announcement of such transactions or, as applicable, prior to the date of market speculation of a sale process) to the closing price of LHC Common Stock on March 25, 2022 of $153.21 per share indicated an approximate implied equity value per share reference range for LHC of $178.49 to $204.69 per share.

Certain Financial Projections

8.

The disclosure under the heading “The Merger—Certain Financial Projections” is hereby amended by restating the table and related footnotes under this heading on pages 51 and 52 as follows (with the modified text underlined):

	2020A	2021A	2022E	2023E	2024E	2025E	2026E
Line Item (amounts may reflect rounding)
Net Service Revenue – Organic(1)	$2,063	$2,220	$2,652	$2,869	$3,086	$3,312	$3,549
Net Service Revenue – M&A(1)	$2,063	$2,220	$2,677	$3,018	$3,440	$3,894	$4,380
Adjusted EBITDA – NCI - Organic(2)	$239	$266	$290	$341	$385	$430	$474
Adjusted EBITDA – NCI – M&A(2)	$239	$266	$291	$349	$417	$503	$593
Unlevered Free Cash Flow – Organic(3)	--	--	$190	$284	$255	$287	$318
Unlevered Free Cash Flow – M&A(3)	--	--	$134	$53	$36	$96	$159

(1)

“Net Service Revenue” has the same meaning as in LHC’s SEC filings. “Net Service Revenue – M&A” for fiscal years 2022 through 2026 provides LHC’s projections of Net Service Revenue assuming that LHC will continue to execute on incremental acquisitions throughout the

projection period and “Net Service Revenue – Organic” for fiscal years 2022 through 2026 provides LHC’s projections of Net Service           Revenue assuming no incremental acquisitions throughout the projection period.

(2)

“Adjusted EBITDA-NCI” means net income before income tax expense, net interest expense and depreciation and amortization and less income and expense attributable to LHC’s noncontrolling interests. “Adjusted EBITDA-NCI” for 2020 and 2021 also excludes certain non-recurring expenses incurred in such fiscal years. “Adjusted EBITDA – NCI – M&A” for fiscal years 2022 through 2026 provides LHC’s projections of Adjusted EBITDA-NCI assuming that LHC will continue to execute on incremental acquisitions throughout the projection period and “Adjusted EBITDA – NCI – Organic” for fiscal years 2022 through 2026 provides LHC’s projections of Adjusted EBITDA-NCI assuming no incremental acquisitions throughout the projection period.

(3)

“Unlevered Free Cash Flow – Organic” assumes no incremental acquisitions throughout the projection period and is defined as Adjusted EBITDA-NCI-Organic, less depreciation and amortization expenditures, less income taxes, less capital expenditures, plus depreciation and amortization expenditures and less changes in net working capital.  “Unlevered Free Cash Flow-M&A” assumes LHC would continue to execute on incremental acquisitions throughout the projection period and is defined as Adjusted EBITDA-NCI-M&A, less depreciation and amortization expenditures, less income taxes, less capital expenditures (including M&A expenditures), plus depreciation and amortization expenditures and less changes in net working capital.  “Unlevered Free Cash Flow-Organic” was calculated by SVB Securities and “Unlevered Free Cash Flow-M&A” was calculated by SVB Securities and Jefferies, in each case, at the direction of LHC management based on the Forecasts reviewed and approved by the Board for use and reliance by SVB Securities and Jefferies for purposes of their respective discounted cash flow analyses summarized above under “Opinions of LHC’s Financial Advisors”. “Unlevered Free Cash Flow” was not calculated for 2020 and 2021.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Transaction and the financial condition, results of operations and businesses of LHC. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. LHC cautions readers of this communication that such “forward looking statements,” including without limitation, those relating to the timing of the Transaction, the satisfaction of the closing conditions to the Transaction, including required regulatory and stockholder approvals, and LHC’s future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this communication or in other statements attributable to LHC, are necessarily estimates reflecting the judgment of LHC’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.”

Factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between LHC and UnitedHealth Group; the inability to complete the Transaction due to the failure to obtain stockholder approval for the Transaction or the failure to satisfy other conditions to completion of the Transaction, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transaction; risks related to shareholder lawsuits filed in connection with the Transaction; risks related to disruption of management’s attention from LHC’s ongoing business operations due to the Transaction and the significant costs that LHC will and has incurred in connection with the Transaction; the effect of the announcement of the Transaction on LHC’s relationships with its customers, payors and joint venture partners, and on its operating results and business generally; the risk that the Transaction will not be consummated in a timely manner; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets; natural disasters and adverse weather, acts of terrorism, an outbreak of hostilities or other international or domestic calamities, including the recent war in Ukraine and any escalation thereof, cyber terrorism or cyber attacks, epidemics and pandemics, and other matters beyond LHC’s control; LHC’s ability to retain or renew existing customers and attract new customers; LHC’s business strategies and its ability to grow its business; LHC’s participation in the Medicare and Medicaid programs; the reimbursement levels of Medicare and other third-party payors, including changes in reimbursement resulting from regulatory changes; the prompt receipt of payments from Medicare and other third-party payors; LHC’s future sources of and needs for liquidity and capital resources; the effect of any regulatory changes or anticipated regulatory changes; the effect of any changes in market rates on LHC’s operations and cash flows; LHC’s ability to obtain financing; LHC’s ability to make payments as they become due; the outcomes of various routine and non-routine governmental reviews, audits, and investigations; LHC’s expansion strategy, the successful integration of recent acquisitions and, if necessary, the ability to relocate or restructure its current facilities; the value of our proprietary technology; the impact of legal proceedings; LHC’s insurance coverage; LHC’s competitors and its competitive advantages; LHC’s ability to attract and retain valuable employees; the price of LHC’s common stock; LHC’s compliance with environmental, health and safety laws and regulations; LHC’s compliance with health care laws and regulations; the impact of federal and state government regulation on LHC’s business; and the impact of changes in or future interpretations of fraud, anti-kickback or other laws. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in LHC’s most recent Annual Report on Form 10-K filed with the SEC on February 24, 2022.

LHC’s forward-looking statements speak only as of the date of this communication or as of the date they are made. LHC disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of LHC by UnitedHealth Group Incorporated. In connection with the Transaction, LHC has filed with the SEC and furnished to LHC’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement and any other documents filed or to be filed with the SEC in connection with the Transaction or incorporated by reference in the proxy statement because they will contain important information about the Transaction.

Investors can obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and LHC’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through LHC’s website at http://investor.lhcgroup.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of LHC may be deemed “participants” in the solicitation of proxies from stockholders of LHC in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of LHC in connection with the Merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and filed on February 24, 2022, as amended by that certain Form 10-K/A filed on April 27, 2022.

Factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between LHC and UnitedHealth Group; the inability to complete the Merger due to the failure to obtain stockholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger; risks related to shareholder lawsuits filed in connection with the Merger; risks related to disruption of management’s attention from LHC’s ongoing business operations due to the Merger and the significant costs that LHC will and has incurred in connection with the Merger; the effect of the announcement of the Merger on LHC’s relationships with its customers, payors and joint venture partners, and on its operating results and business generally; the risk that the Merger will not be consummated in a timely manner; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets; natural disasters and adverse weather, acts of terrorism, an outbreak of hostilities or other international or domestic calamities, including the recent war in Ukraine and any escalation thereof, cyber terrorism or cyber attacks, epidemics and pandemics, and other matters beyond LHC’s control; LHC’s ability to retain or renew existing customers and attract new customers; LHC’s business strategies and its ability to grow its business; LHC’s participation in the Medicare and Medicaid programs; the reimbursement levels of Medicare and other third-party payors, including changes in reimbursement resulting from regulatory changes; the prompt receipt of payments from Medicare and other third-party payors; LHC’s future sources of and needs for liquidity and capital resources; the effect of any regulatory changes or anticipated regulatory changes; the effect of any changes in market rates on LHC’s operations and cash flows; LHC’s ability to obtain financing; LHC’s ability to make payments as they become due; the outcomes of various routine and non-routine governmental reviews, audits, and investigations; LHC’s expansion strategy, the successful integration of recent acquisitions and, if necessary, the ability to relocate or restructure its current facilities; the value of our proprietary technology; the impact of legal proceedings; LHC’s insurance coverage; LHC’s competitors and its competitive advantages; LHC’s ability to attract and retain valuable employees; the price of LHC’s common stock; LHC’s compliance with environmental, health and safety laws and regulations; LHC’s compliance with health care laws and regulations; the impact of federal and state government regulation on LHC’s business; and the impact of changes in or future interpretations of fraud, anti-kickback or other laws. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in LHC’s most recent Annual Report on Form 10-K filed with the SEC on February 24, 2022.

LHC’s forward-looking statements speak only as of the date of this communication or as of the date they are made. LHC disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of LHC by UnitedHealth Group Incorporated. In connection with the Merger, LHC has filed with the SEC and furnished to LHC’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement and any other documents filed or to be filed with the SEC in connection with the Merger or incorporated by reference in the proxy statement because they will contain important information about the Merger.

Investors can obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and LHC’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through LHC’s website at http://investor.lhcgroup.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of LHC may be deemed “participants” in the solicitation of proxies from stockholders of LHC in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of LHC in connection with the Merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and filed on February 24, 2022, as amended by that certain Form 10-K/A filed on April 27, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LHC GROUP, INC.

Date: June 14, 2022	By:	/s/ Joshua L. Proffitt
		Name:	Joshua L. Proffitt
		Title:	President and Chief Operating Officer